RETIREMENT INCOME BUILDER® BAI VARIABLE ANNUITY

Issued by

TRANSAMERICA LIFE INSURANCE COMPANY

RETIREMENT BUILDER VARIABLE ANNUITY ACCOUNT

Supplement Dated May 22, 2019

to the

Prospectus dated May 1, 2005

Effective on or about May 28, 2019, based on changes to the underlying fund portfolio, the following changes apply:

OLD SUBACCOUNT NAME	NEW SUBACCOUNT NAME	OLD INVESTMENT ADVISOR	NEW INVESTMENT ADVISOR
Oppenheimer Capital Appreciation Fund/VA	Invesco Oppenheimer V.I. Capital Appreciation Fund	Oppenheimer Funds, Inc.	Invesco Advisors, Inc.
Oppenheimer Global Strategic Income Fund/VA	Invesco Oppenheimer V.I. Global Strategic Income Fund	Oppenheimer Funds, Inc.	Invesco Advisors, Inc.
Oppenheimer Main Street® /VA	Invesco Oppenheimer V.I. Main Street® Fund	Oppenheimer Funds, Inc.	Invesco Advisors, Inc.

This Prospectus Supplement must be accompanied or preceded

by the Prospectus for the

Retirement Income Builder® BAI Variable Annuity dated May 1, 2005